EXHIBIT 32

                           CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Quarterly Report of Dyna Group International, Inc. on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report"), the undersigned, Chief Executive Officer and Chief Financial Officer of Dyna Group International, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Dyna Group International, Inc..


  /s/ Roger R. Tuttle
  -------------------
  By:  Roger R. Tuttle
  Chief Executive Officer
  August 11, 2003

  /s/ Sandra Tristan
  ------------------
  Sandra Tristan
  Chief Financial Officer
  August 11, 2003